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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 26, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             CNA Surety Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
               Delaware                             1-13277                      36-4144905
----------------------------------------    -------------------------    ----------------------------
     (State or other jurisdiction                 (Commission                   (IRS Employer
           of incorporation)                      File Number)               Identification No.)
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                       CNA Center, Chicago, Illinois 60685
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (312) 822-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

     On April 25, 2005, the Board of Directors of CNA Surety Corporation (the "Company") approved the CNA Surety Corporation 2005 Deferred Compensation Plan (the "Plan") and the CNA Surety Corporation 2005 Deferred Compensation Plan Trust (the "Trust"). The Plan and Trust were adopted in connection with the enactment of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), which was implemented under the American Jobs Creation Act of 2004. The Plan and Trust will be used in lieu of the CNA Surety Corporation Deferred Compensation Plan (the "Existing Plan") and the CNA Surety Corporation Deferred Compensation Plan Trust (the "Existing Trust") for all amounts deferred on or after January 1, 2005. Amounts deferred under the Existing Plan prior to January 1, 2005 will continue to be covered by and paid out in accordance with the terms of the Existing Plan, the Existing Trust and the elections made by participants under the Existing Plan.

     The new Plan is intended to comply with new Section 409A of the Code and is intended to provide deferred compensation for a select group of management or highly compensated employees as selected by the Board of Directors of the Company. Each participant in the Plan may elect to defer payment of up to 20% of the participant's base salary ("Base Salary") each year. Amounts deferred by a participant are credited to the participant's bookkeeping account. Each year the Company credits additional amounts to each participant's account. In general, these amounts are designed to provide the participant with amounts that the participant could not receive under the CNA Surety Corporation 401(k) Plan (the "401(k) Plan") because of certain limits applicable to tax qualified plans.

     The Company credits each participant with a "matching contribution" under the Plan each year which is based upon each participant's aggregate deferrals under the 401(k) Plan and the Plan. The amount of the matching contribution credited for each participant under the Plan for a year equals 100% of the participant's aggregate deferrals for the year under the 401(k) Plan and the Plan up to the first 3% of Base Salary and 50% of such aggregate deferrals on the next 3% of Base Salary. However, the matching contributions under the Plan are reduced by the amount of matching contributions received by the participant under the 401(k) Plan. The matching contribution formula under the 401(k) Plan is generally the same as the formula under the Plan, except that the 401(k) Plan formula is applied solely with respect to the participant's deferrals under the 401(k) Plan and is applied only with respect to Base Salary up to the annual compensation limit (the "Compensation Limit") applicable to tax qualified plans. The Compensation Limit for 2005 is $210,000.

     The Company also credits each participant with a "Basic Contribution" under the Plan each year which is equal to 3% (or 5% if the participant has attained age 45) of the participant's Base Salary and bonus for the year. However, the Basic Contribution under the Plan is reduced by the amount of basic contributions received by the participant under the 401(k) Plan. The basic contribution formula under the 401(k) Plan is generally the same as the formula under the Plan, except that the 401(k) Plan formula is applied only with respect to Base Salary and bonus up to the Compensation Limit. Because the 401(k) Plan cannot consider Base Salary and bonus in excess of the Compensation Limit, the Plan generally provides the Basic Contribution with respect to any Base Salary and bonus in excess of the Compensation Limit.

     The Company may also credit each participant with a discretionary "Performance Contribution" under the Plan each year in an amount up to 2% of the participant's Base Salary and bonus for the year. However, the Performance Contribution, if any, is reduced by the discretionary performance contribution received by the participant under the 401(k) Plan. The discretionary performance contribution under the 401(k) Plan is an amount, if any, determined in the discretion of the Board of Directors. Such amount may not exceed 2% of the participant's Base Salary and bonus. The actual performance contribution percentage, if any, determined by the Board of Directors for purposes of the 401(k) Plan is used for purposes of the Plan. Because the 401(k) Plan cannot consider Base Salary and bonus in excess of the Compensation Limit, the Plan generally provides the discretionary Performance Contribution with respect to any Base Salary and bonus in excess of the Compensation Limit.

     Amounts credited to each participant's account under the Plan will be credited with earnings and losses based upon hypothetical investment elections made by the participant. Each participant may make such elections from the investment funds available under the 401(k) Plan.

     Payouts under the Plan are made to a participant in a cash lump sum six months after the participant has a separation from service. The Plan permits a participant to receive a distribution prior to separation from service to the extent necessary in the event of an unforeseeable financial emergency as approved by the Plan committee.

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     The participant deferrals and contributions under the Plan are paid to
First National Bank in Sioux Falls as the trustee of the Trust. The Company's obligations under the Plan are intended to be satisfied from the assets of the Trust. The trustee may not return any trust assets to the Company until the Company's obligations under the Plan have been fully satisfied. However, the assets of the Trust must remain subject to the claims of the Company's creditors in the event of the Company's bankruptcy or insolvency.

     The Company may, by action of the Board of Directors, terminate the Plan, provided that such termination shall not affect any participant's right to receive any distributions due under the Plan.

     The foregoing description of the Plan and Trust is qualified in its entirety by reference to the Plan and Trust, copies of which are filed herewith as Exhibits 10 (27) and 10 (28) respectively, and are incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     Please see the discussion in "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K regarding the Existing Plan which was frozen as to new contributions and deferrals to the accounts of participants following December 31, 2004 pursuant to the Board of Directors approval on April 25, 2005 of an amendment to the Existing Plan. The foregoing description of the amendment to the Existing Plan is qualified in its entirety by reference to the amendment, a copy of which is filed herewith as Exhibit 10 (29), and is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CNA SURETY CORPORATION

Date: April 26, 2005              By: /s/ JOHN F. CORCORAN
                                      ---------------------------------
                                      John F. Corcoran
                                      Senior Vice President and
                                      Chief Financial Officer

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                                  EXHIBIT INDEX

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
Exhibit No.
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
 10 (27)          CNA Surety Corporation 2005 Deferred Compensation Plan
 10 (28)          CNA Surety Corporation 2005 Deferred Compensation Plan Trust
 10 (29)          Third Amendment to CNA Surety Corporation Deferred Compensation Plan
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